UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 10, 2023

Nuveen Churchill Private Capital Income Fund
(Exact name of registrant as specified in its charter)

Delaware	000-56412	88-6187397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 14th Floor, New York, NY	10022
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 207-2003

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 2 to Investment Advisory Agreement

On January 10, 2023, the board of trustees (the “Board”) of Nuveen Churchill Private Capital Income Fund (the “Fund”), including all of the trustees who are not “interested persons” (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund (the “Independent Trustees”), approved Amendment No. 2 (the “Advisory Agreement Amendment”) to the Investment Advisory Agreement, dated as of March 31, 2022 (the “Advisory Agreement”), by and between the Fund and Churchill Asset Management LLC, the Fund’s investment adviser (the “Adviser”). The Fund and the Adviser entered into the Advisory Agreement Amendment as a result of comments issued by securities regulators from various states in connection with their “blue sky” review of the Fund’s offering. The Advisory Agreement Amendment, among other things: (1) removes sunset provisions contingent upon recognition of the Fund’s common shares of beneficial interest as “covered securities”; (2) removes provisions entitling the Adviser to amounts owed under Sections 3 or 7 of the Advisory Agreement following a notice of termination of the Advisory Agreement; (3) specifies the conditions under which the Adviser may sell all or substantially all of the Fund’s assets; and (4) revises provisions to reflect conflicts of interest provisions set forth in the NASAA Omnibus Guidelines Statement of Policy adopted on March 29, 1992 and as amended on May 7, 2007 and from time to time (the “Omnibus Guidelines”). The Advisory Agreement Amendment became effective immediately.

The foregoing description is only a summary of the material provisions of the Advisory Agreement Amendment and is qualified in its entirety by reference to a copy of the Advisory Agreement Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amendment No. 1 to Administration Agreement

On January 10, 2023, the Board, including all of the Independent Trustees, approved Amendment No. 1 (the “Administration Agreement Amendment”) to the Administration Agreement, dated as of March 31, 2022 (the “Administration Agreement”), by and between the Fund and Nuveen Churchill Administration LLC, the Fund’s administrator (the “Administrator”). The Fund and the Administrator entered into the Administration Agreement Amendment as a result of comments issued by securities regulators from various states in connection with their “blue sky” review of the Fund’s offering. The Administration Agreement Amendment provides that the Indemnified Parties (as defined in the Administration Agreement) will not be entitled to indemnification for any loss or liability to the Fund or its shareholders by reason of the Indemnified Parties’ negligence or misconduct, in accordance with the Omnibus Guidelines. The Administration Agreement Amendment became effective immediately.
The foregoing description is only a summary of the material provisions of the Administration Agreement Amendment and is qualified in its entirety by reference to a copy of the Administration Agreement Amendment, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03    Amendments to Articles of Incorporation or Bylaws.

Fourth Amended and Restated Declaration of Trust

On January 10, 2023, the Board approved an amendment and restatement of the Fund’s Third Amended and Restated Declaration of Trust (the “Fourth Amended and Restated Declaration of Trust”). The Fund adopted the Fourth Amended and Restated Declaration of Trust as a result of comments issued by securities regulators from various states in connection with their “blue sky” review of the Fund’s offering. The Fourth Amended and Restated Declaration of Trust, among other things: (1) provides that any merger or other reorganization of the Fund shall be subject to the approval of a majority of the Fund’s shareholders; (2) removes sunset provisions contingent upon recognition of the Fund’s securities as “Covered Securities” (as defined in the Fourth Amended and Restated Declaration of Trust); (3) provides that derivative actions brought on behalf of the Fund need not obtain a minimum percentage of shareholders joining in the action; and (4) modifies the exclusive Delaware jurisdiction provision to exclude claims arising under state securities laws. The Fourth Amended and Restated Declaration of Trust became effective immediately.

The foregoing description is only a summary of the material provisions of the Fourth Amended and Restated Declaration of Trust and is qualified in its entirety by reference to a copy of the Fourth Amended and Restated Declaration of Trust, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Amended and Restated Bylaws

On January 10, 2023, the Board approved an amendment and restatement of the Fund’s Bylaws (the “Amended and Restated Bylaws”). The Fund adopted the Amended and Restated Bylaws as a result of comments issued by securities regulators from various states in connection with their “blue sky” review of the Fund’s offering. The Amended and Restated Bylaws, among other things, provides for an annual meeting of shareholders for the election of Trustees (as defined in the Amended and Restated Bylaws) and provides that the Bylaws, which previously could only be amended by the Board, may be amended by either the Board or by the vote of a majority of the votes cast by shareholders present in person or by proxy. The Amended and Restated Bylaws became effective immediately.

The foregoing description is only a summary of the material provisions of the Amended and Restated Bylaws and is qualified in its entirety by reference to a copy of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Fourth Amended and Restated Declaration of Trust of Nuveen Churchill Private Capital Income Fund
3.2	Amended and Restated Bylaws of Nuveen Churchill Private Capital Income Fund
10.1	Amendment No. 2, dated as of January 10, 2023, to the Investment Advisory Agreement between Nuveen Churchill Private Capital Income Fund and Churchill Asset Management LLC
10.2	Amendment No. 1, dated as of January 10, 2023, to the Administration Agreement between Nuveen Churchill Private Capital Income Fund and Nuveen Churchill Administration LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Nuveen Churchill Private Capital Income Fund

Date: January 13, 2023	By:	/s/ Kenneth J. Kencel
Kenneth J. Kencel Chief Executive Officer and President